EXHIBIT 10.7

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NO. : GS0505F




                                    AGREEMENT












                BY :

                          HENAN ZHONGPIN FOOD SHARE CO., LTD.

                          GREEN STONE INVESTMENT & CONSULTANTS LTD.


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                                     NOTES

1. When making and entering into this agreement, the parties shall read this agreement carefully. This agreement shall be valid upon signature by both parties, and the parties shall be subject to the provisions of this agreement.

2. The legal representatives of Party A and Party B or the persons authorized by the parties shall sign this agreement.

3.   This agreement shall only be applied between Party A and Party B.

4. The blanks in this agreement shall be clearly filled in upon the consultation by both parties. A "/" shall be placed in the blanks where there is no need to fill in information.

5. Ballpoint pens shall not be used to fill in this agreement. The handwriting in this agreement shall be clear and accurate and shall not be modified without the consent of both parties.

6. This agreement shall be set in four copies each having the same legal validity. Party A and Party B shall each retain two copies of this agreement.

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                         FINANCIAL CONSULTANT AGREEMENT


Party A (the entrusting party): Henan Zhongpin Food Share Co., Ltd.

Party B (the trustee): Green Stone Investment & Consultants Ltd.


WHEREAS:

  Party A was legally established under the laws of People's Republic of China and Party B was legally established under the laws of the British Virgin Islands. Party A and Party B, in accordance with the principles of equality and honesty, have agreed to make and enter into this agreement concerning the entrustment by Party A to Party B that Party B shall conduct the design and financial consultation before listing on the American securities market.

ARTICLE 1 THE ENTRUSTED ISSUES

     1. In the year 2005, Party A intends to become a listed public company in the United States (U.S.). Hence, Party A has decided to restructure financially in preparation for its possible public listing.

     2. Party A shall appoint Party B as its financial consultant for the pre-listing preparations and related matters as mentioned above, and Party B shall agree to be the financial consultant to Party A.

ARTICLE 2 THE RANGE OF PARTY B'S SERVICE

     1. Planning of the pre-listing preparations based on the particulars of the American securities markets.

     2. Assisting Party A to restructure and readying Party A for its intended public listing in the U. S.

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     3.   Assisting Party A to select and choose suitable investment projects.

     4.   Assisting Party A to prepare the drafting of its Business Plan.

     5. Assisting the core management team of Party A to properly prepare for the intended listing in the U. S.

     6. Assisting Party A to convert its financial management, control and reporting in accordance with US GAAP.

     7.   Assisting Party A to prepare its financial forecasts.

     8. Assisting Party A to establish and improve its financial risk management system to improve the financial control of Party A.

     9. Assisting the financial management personnel in improving their financial management practices.

ARTICLE 3 PARTY A'S RESPONSIBILITIES

     1. Providing the relevant materials and insuring the materials provided are accurate and complete.

     2.   Organizing a special project team to work with Party B.

     3.   Providing   a   suitable   working   environment,   arranging   proper
          accommodations and travel arrangements for the personnel of Party B who have to work at Party A's location.

     4. Paying a financial consultancy fee to Party B in accordance with this agreement.

ARTICLE 4 PARTY B'S RESPONSIBILITIES

    In addition to the responsibilities as stated in Article 2, Party B shall also provide the following services:

     1. Ensuring suitability of consultants and, in accordance with Party A's progress, providing timely services and making sure the consultants perform due diligence properly.

     2. Maintaining confidence of all business information provided by Party A and ensuring such information shall not be revealed to third parties without exception.

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ARTICLE 5 CONSULTANT FEE AND PAYMENT

     1. Party A shall agree to pay $100,000 to Party B as a consultant fee (exchange rate $1=RMB 8.27), and the payment shall be paid by installments as follows:

               2.1 Within seven business days after this agreement has been signed by both parties, Party A shall pay the first installment of $50,000 to Party B.

               2.2 The balance of $50,000 shall be paid to Party B on or before July 1, 2005.

     2. In addition, Party A agrees to grant Party B fifteen percent (15.0%) of the total shares outstanding of Party A in exchange for services to be rendered to Party A.

ARTICLE 6 CONFIDENTIALITY

    The parties agree that neither party shall disclose any documents, materials or information provided by each other to any third parties with the exception of mutually acceptable parties, mutually acceptable potential investors, employees of the two parties and disclosures required by laws or policies of governments.



ARTICLE 7 RESPONSIBILITIES FOR BREACH OF CONTRACT

   If one party fails to perform any of its material obligations under this agreement, then the other Party may be compensated in an amount equivalent to 10% of the total cash consultancy fee.



ARTICLE 8 VALIDITY, TERM AND TERMINATION OF CONTRACT

     1.   This agreement shall be deemed valid upon execution of the agreement

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          indicated by signatures of the legal  representatives of both Parties.

     2. The term of this agreement shall begin on the day this agreement has been signed by both Parties, and this agreement shall terminate once the parties satisfactorily complete their respective obligations in accordance with the terms and conditions of this agreement.

     3. Once this agreement becomes valid, the Parties shall perform their obligations with due diligence. No Party shall have the unilateral right to terminate this agreement without the mutual consent by both Parties in writing.

     4.   The   performance  and  execution  of  this  agreement  shall  not  be influenced by the personnel changes of either party.



ARTICLE 9 FORCE MAJEURE

     1. Force Majeure shall mean all events which are beyond the control of the Parties to this Agreement, and which are unforeseen, unavoidable or insurmountable, and which prevent total or partial performance by either of the Parties. Such events shall include earthquakes, typhoons, flood, fire, war, strikes, riots, acts of governments, changes in law or the application thereof or any other instance which cannot be foreseen, prevented or controlled, including instances which are accepted as Force Majeure in general practice.

     2. During the period of this agreement's validity, if an event of Force Majeure, or material incidents of a political, economic or legal nature occurs, the continuous performance of this agreement shall cause substantial and negative influences on the operation, finance and prospects of Party A or Party B, the Party claiming Force Majeure shall promptly inform the other Party and bring forward a modification plan or the intention to modify the agreement.

     3. In accordance with the Force Majeure clause in this agreement, the parties shall consult with each other prior to ceasing or suspending all or partial

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          provisions  of this  agreement  and neither party shall be held liable for breach of contract under such circumstances.



ARTICLE 10 SETTLEMENTS OF DISPUTES

   In the event of any dispute, controversy or claim arising out of or relating to this agreement, or the breach, termination or invalidity thereof, the Parties shall attempt in the first instance to resolve such dispute through friendly negotiation. If any dispute is not resolved by friendly negotiation, any Party may submit the dispute to the Beijing Arbitration Commission for arbitration.



ARTICLE 11 MISCELLANEOUS

     1. The conclusion, validity, interpretation, performance and settlement of disputes shall be subject to the laws of The People's Republic of China. Except for the express stipulations in the laws and regulations, the latter legislation shall have no retroactive power on this agreement.

     2. In accordance with the applied laws and regulations, the invalidity of any provision of this agreement shall not affect the validity of any other provision of this agreement. In such an event, the Parties shall apply the valid provisions in place of the invalid provision(s).



ARTICLE 12 ISSUES THAT ARE NOT REGULATED

    If any issue  arises that is not  regulated by this  agreement,  Party A and
Party  B  may  make  and  enter  supplementary  agreements.   All  supplementary
agreements shall have the same legal effect as this agreement.



ARTICLE 13 DOCUMENTS

   All four copies of this agreement have the same legal validity. Party A and Party B shall both retain two copies of this signed agreement. This agreement shall be

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deemed invalid if any unauthorized  modifications  are made without the required signatures by authorized representatives of both Parties.




PARTY A: Henan Zhongpin Food Share Co., Ltd.
         -----------------------------------

Legal Representative (signature)(pound)(0)     /s/ Xianfu, ZHU
                                          --------------------------
Place of signature:     BEIJING
                      -------------------
Time of signature:      07/04/2005
                      -------------------

PARTY B: Green Stone Investment & Consultants  Ltd.
         ------------------------------------------

Legal Representative: (signature):     /s/ Yunchun, WANG
                                   --------------------------------
Place of signature:     BEIJING
                      -------------------
Time of signature:      07/04/2005
                      -------------------

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NO. : GS0506F




                              UNDERTAKING AGREEMENT














                               BY :

                       HENAN ZHONGPIN FOOD SHARE CO., LTD.

                    GREEN STONE INVESTMENT & CONSULTANTS LTD.

                                     NOTES

1. When making and entering into this agreement, the parties shall read this agreement carefully. This agreement shall be valid upon the signature by both parties, and the parties shall be subject to the provisions of this agreement.

2. This agreement shall be signed by the legal representatives of Party A and Party B or the persons authorized by such parties.

3.    This agreement shall only be applied between Party A and Party B.

4. The blanks in this agreement shall be clearly filled in upon consultation by both parties. A "/" shall be placed in the blanks where there is no need to fill in any information.

5.    This  agreement   shall  not  be  filled  in  using  ballpoint  pens.  The
      handwriting in this agreement shall be clear and accurate and shall not be modified without the consent of both parties.

6. This agreement shall be set in four copies each having equal legal validity. Party A and Party B shall each retain two copies of this agreement.

                              UNDERTAKING AGREEMENT


Party A (the entrusting party): Henan Zhongpin Food Share Co., Ltd.

Party B (the trustee): Green Stone Investment & Consultants Ltd.

WHEREAS:

1. The shareholders of Zhongpin Corporation decided and agreed to list the Company in the United States Securities Market and to issue additional primary shares. The shareholders further authorized the Board of Directors to take all the necessary measures to achieving that goal including but not limited to entering into this Agreement on behalf of Zhongpin Corporation.

2. The Board of Directors decided and agreed to engage Green Stone Investment & Consultants Ltd. as Consultant to Zhongpin Corporation in its process of becoming listed in the U.S.


THE PARTIES AGREE AS FOLLOWS:


ARTICLE 1  DEFINITIONS

     In this Agreement, unless otherwise stipulated, the following items have the definition as follows:

     1.1  "Zhongpin Corporation": means Henan Zhongpin Food Share Co., Ltd.

     1.2  "The shareholders meeting": means the shareholders meeting of Zhongpin
          Corporation:

     1.3 "Board of Directors": means the Board of Directors of Zhongpin Corporation;

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ARTICLE 2 PARTY A'S RESPONSIBILITIES AND OBLIGATIONS

2.1 Providing Party B all support required to prepare for the listing of the Company in the United States (U.S.);

2.2 Providing the necessary materials as requested by Party B and ensuring accuracy and completeness of such materials;

2.3 Establishing a listing preparation work group whose sole task is to work with Party B in its efforts to assist the Company in preparing for its intended listing;

2.4 Cooperating with Party B in the arrangement of personnel, time and place so as to accomplish the listing on a timely basis;



ARTICLE 3  PARTY B'S RESPONSIBILITIES AND OBLIGATIONS

As the Consultant to Party A, Party B's responsibilities and obligations are as follows:

3.1 Providing services to Party A in the Company's preparation of listing in the U. S., including:

     a) Assisting Party A in the listing process and its capital raising efforts;

     b) Working on behalf of Party A and coordinating with all involved parties, including:

          1. Assisting Party A to select and engage a qualified international audit institution;

          2. Assisting Party A to select and engage a qualified American law firm;

          3. Assisting Party A to select and engage a suitable placement agent;

          4. Assisting Party A to select and engage a qualified public relations firm;

          5. Assisting Party A to select and appoint a suitable transfer agent.

     c) Assisting Party A and its attorneys to design a suitable legal structure for a publicly listed company in the U.S.

     d) Screen, select and recommend a suitable clean shell candidate, assisting Party A to enter into a purchase agreement with the public shell candidate

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          and coordinate the relevant legal procedures;

     e) Assisting Party A to prepare for U.S. SEC filings and achieve the goal of becoming a publicly listed company in the U.S.

3.2  Financing and after-financing services:

     a) Assisting Party A to coordinate with the selected placement agent to prepare for the capital raising process in accordance with Article 4;

     b)   Assisting Party A to structure a suitable capitalization;

     c) Assisting Party A to coordinate with the appointed public relations firm to communicate with the investment community in the U.S. capital market;

     d)   Assisting Party A to work properly with the transfer agent;

     e) Assisting Party A to determine the use of proceeds and to ensure the optimal utilization of new capital raised;

     f) Providing advice on future capitalization plans after the company's U.S. listing;

     g)   Providing   advice  on  strategic   planning  to  enhance   Party  A's
          development.

 ARTICLE 4 DESIGN FOR FINANCING (DETAILS TO BE INCLUDED IN THE PRIVATE PLACEMENT AGREEMENT BY AND BETWEEN PARTY A AND THE TO-BE-SELECTED PLACEMENT AGENT)

4.1 Listing means: Party A under the help of Party B shall be listed via a reverse merger with a publicly listed shell company;

4.2  Share offering: A target price of $5 per share of Party A's common stock;

4.3 Size of financing: Current round of $10,000,000 to $20,000,000, with an estimated timing of three to six months after the execution of the private placement agreement; a planned second round of financing in about a year's time from the closing of the current round for an amount of $50,000,000;

4.4 The detailed arrangements shall be in accordance with the business developments of Party A. The actual process might vary from the above.

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ARTICLE 5  THE FEES AND PAYMENT

5.1. As for the advisory services to be provided by Party B, Party A shall pay Party B one and one-half percent (1.5%) of the total amount of financing due to the assistance and efforts of Party B. Party A shall pay Party B in five business days after the funds are received by Party A.

5.2 Party A will reimburse Party B for any out of pocket traveling and hotel expenses incurred by Party B so long as they were in direct relation to services rendered to Party A.



ARTICLE 6  RESPONSIBILITIES FOR BREACH OF CONTRACT

      Any one Party failing to meet its obligations under this Agreement shall constitute a breach of contract and the breaching Party shall be responsible for compensating the aggrieved Party.



ARTICLE 7 TERM OF THIS AGREEMENT

      This agreement shall be valid upon execution of this agreement by both Parties and shall terminate upon the successful listing of Party A in the U.S. or the successful closing of the intended financing.



ARTICLE 8  LEGAL EFFECT

      This agreement shall be deemed valid upon the execution of four copies of this Agreement by each of the Parties, and Party A and Party B shall each hold two copies of the signed Agreement and all signed copies shall be deemed to hold the same legal validity. Any issues that might arise and are not stipulated in this agreement shall be settled by the Parties via negotiation on an amiable basis.

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PARTY A: Henan Zhongpin Food Share Co., Ltd.
         -----------------------------------

Legal Representative (signature):     /s/ Xianfu, ZHU
                                  -------------------------
Place of signature:     BEIJING
                    ---------------------
Time of signature:      26/04/2005
                    ---------------------

PARTY B: Green Stone Investment & Consultants  Ltd.
         ------------------------------------------

Legal Representative: (signature):    /s/ Yunchun, WANG
                                   -----------------------------
Place of signature:     BEIJING
                    ---------------------
Time of signature:      26/04/2005
                    ---------------------